UNITED STATES OF AMERICA

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13

OR 15d OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2007

Commission File: 001-15849

SANTANDER BANCORP

(Exact name of Corporation as specified in its charter)

Commonwealth of Puerto Rico	66-0573723
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(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

207 Ponce de Leon Avenue, Hato Rey, Puerto Rico	00917
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(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:

(787) 777-4100

ITEM 2.02. Results of operations and Financial Condition

On March 16, 2007 Santander Bancorp (the "Corporation") issued a press release announcing its unaudited operational results for the quarter ended Decemberber 31, 2006, a copy of which is attached as Exhibit 99.1, to this Current Report on Form 8-K and incorporated herein by reference. The information in this Form 8-K, including Item 9.01 and Exhibit 99.1 shall be deemed to be filed for purpose of the Securities Exchange Act of 1934, as amended.

ITEM 9.01 Financial Statements and Exhibits

    Exhibits

The following exhibit shall be deemed to be furnished for purpose of the Securities Exchange Act of 1934, as amended.

99.1 Press release dated March 16, 2007, announcing Santander BanCorp's consolidated earnings for the quarter ended December 31, 2006.

99.2 Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

SANTANDER BANCORP

Dated:	March 16, 2007	By:	/s/ María Calero Padrón
María Calero Padrón
Executive Vice President and
Chief Accounting Officer

EXHIBIT 99.1

PRESS RELEASE